EXHIBIT 10.47




               U.S. DEPARTMENT OF ENERGY
          NOTICE OF FINANCIAL ASSISTANCE AWARD
                  - (See Instructions)

Under the authority of Public Law 95-91 and 97-258 DOE
Organization Act and the Federal Grant and Cooperative
Agreement Act and subject to legislation, regulations and policies applicable to (cite legislative program title):

1. PROJECT TITLE
   Molten Carbonate Fuel Cell (MCFC)
   Product Design Improvement

2. INSTRUMENT TYPE

          GRANT           x  COOPERATIVE AGREEMENT
     ====               ====

3. RECIPIENT (Name, address, zip code, area code and telephone no.)

       Energy Research Corporation
       3 Great Pasture Road
       Danbury, CT 06813
       203/825-6057 203/792-2945 fax

4. INSTRUMENT NO.               5. AMENDMENT NO.
   DE-FC21-95MC31184               A013

6. BUDGET PERIOD                7. PROJECT PERIOD
   From: 11/01/95 To: 10/31/96     From: 12/20/94 To:
                                   3/31/99

8. RECIPIENT PROJECT DIRECTOR (Name and telephone No.)

   Hans Maru
   203/825-6006

9. RECIPIENT BUSINESS OFFICER (Name and telephone No.)

   Hans Maru
   203/825-6006

10. TYPE OF AWARD

        NEW         CONTINUATION        RENEWAL
    ===         ===                ===

     X  REVISION        SUPPLEMENT
   ===             ====

11. DOE PROJECT OFFICER (Name, address, zip code, telephone No.)

    Tom George
    USDOE/METC, P.O. Box 880
    Morgantown, WV 26507-0880 304/285-4524

12. ADMINISTERED FOR DOE BY (Name, address, zip code, telephone No.)

    U.S. Department of Energy
    Morgantown Energy Technology Center
    ATTN: R. Diane Manilla
    P.O. Box 880
    Morgantown, WV 26507-0880

13. RECIPIENT TYPE
          STATE GOV'T       INDIAN TRIBAL GOV'T      HOSPITAL
     ====              ====                     ====

      X   FOR PROFIT         INDIVIDUAL              LOCAL GOV'T
    ====  ORGANIZATION  ====                    ====


          INSTITUTION OF         OTHER NONPROFIT    X  C      P
    ====  HIGHER EDUCATION  ====  ORGANIZATION    ===      ===

          SP                      OTHER (Specify)
    ====                    ====

14. ACCOUNTING AND APPROPRIATIONS DATA
    a. Appropriation Symbol       b. B&R Number
       89X0240.93                    4050AB450

    c. FT/AFP/OC                  d. CFA Number
       ME6093 H1/255                 HHS/PMS

15. EMPLOYER I.D. NUMBER/SSN
    06-0853042

16. BUDGET AND FUNDING INFORMATION

    a. CURRENT BUDGET PERIOD INFORMATION
(1) DOE Funds Obligated This Action       $ 6,514,000
(2) DOE Funds Authorized for Carry Over   $         0
(3) DOE Funds Previously Obligated in
    this Budget Period                    $15,545,153
(4) DOE Share of Total Approved Budget    $22,423,500
(5) Recipient Share of Total Approved
    Budget                                $12,425,584
(6) Total Approved Budget                 $34,849,084


b. CUMULATIVE DOE OBLIGATIONS

(1) This Budget Period                    $22,059,153
[Total of lines a.(l) and a.(3)]

(2) Prior Budget Periods                  $12,379,342

(3) Project Period to Date                $34,438,495
[Total of lines b.(l) and b.(2)]



17. TOTAL ESTIMATED COST OF PROJECT      $123,764,991

 (This is the current estimated cost of the project. It is not a promise to award nor an authorization to expend funds in this amount.)

18. AWARDS/AGREEMENT TERMS AND CONDITIONS

    This award/agreement consists of this form plus the following:
    a. Special terms and conditions (if grant) or schedule, general provisions, special provisions (if cooperative agreement).

    b. Applicable program regulations (specify)
(Date).

    c. DOE Assistance Regulations, 10 CFR Part-600, as
amended, Subparts A and     B (Grants) or
                        ===
                         X  C (Cooperative Agreements).
                        ===

    d. Application/proposal dated 8/23/96,
                         X  as submitted
                        ===

                            with changes as negotiated
                        ===
19. REMARKS




20. EVIDENCE OF RECIPIENT ACCEPTANCE

/s/ Ross Levine               09/05/96
_______________________       ________
(Signature of Authorized        (Date)
 Recipient Official

 ROSS M. LEVINE
 (Name)

 CONTRACT MANAGER AND ASSISTANT SECRETARY
  (Title)

21. AWARDED BY

/s/ G. William Bolyard       9/5/96
_______________________      _______
 (Signature)                 (Date)

G. WILLIAM BOLYARD
(Name)

Contracting Officer
(Title)

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              Cooperative Agreement No. DE-FC21-9SMC31184
                      Energy Research Corporation
                          Amendment No. A013

The purpose of this amendment is to revise the second budget period Government and Participant share of costs, provide additional funding, and otherwise amend the agreement as follows:

1. Part II, paragraph 4. Financial Administration, subparagraph (a) Total Estimated Project Cost the text is deleted in its entirety and the following is substituted in lieu thereof:

" (a) Total Estimated Project Cost. The total estimated cost for performing the work under this cooperative agreement is $123,764,991. If the Participant believes that the estimated cost requires revision, the Participant shall notify the DOE Contracting Officer in writing and provide its proposal for revising estimated costs (see 10 CFR 600.32 and 600.114)."

2. Part II, paragraph 4. Financial Administration, subparagraph (b) (1) and (2) Participant and Government Funding the text is deleted in its entirety and the following is substituted in lieu thereof:

    (1) Cost sharing will be provided by the Participant as follows:

Third Party and Subcontracts   $37,888,865
Participant                      1,754,351
Total Cost Share               $39,643,216

In-Kind Contributions          $18,390,548

  (2) Participant and Government Funding: The Participant's and the Government's estimated cost sharing is shown in the (attached) Part IV, Attachment B, Budget Information Form (EIA-459C). Funding for the 2nd Budget Period in the amount of $6,514,000 is obligated and made available for payment of allowable costs. The Government will obligate additional funds as funds become available but not to exceed the Government share of the 2nd Budget Period stated on the Federal Assistance Budget Information Form in Part IV of the Cooperative Agreement."

The Government share of costs is increased by $6,514,000 from $15,909,500 to $22,423,500. The Participants share of costs is increased by $113,062 from $12,312,522 to $12,425,584.

3. Part II, paragraph 4. Financial Administration, subparagraph (h) Indirect Costs the text is deleted in its entirety and the following is substituted in lieu thereof:

" (1) Pending establishment of final indirect cost rates for any period, billing and reimbursement of indirect costs shall be made on the basis of provisional rates approved by the Contracting Officer.

  (2) If, during the project period the Participant's provisional rates change, the Participant shall notify the Contracting Officer in writing. The Participant shall also submit this notification to the cognizant Government audit agency and the cognizant Government agency for administration if this agreement has been assigned. After notification from the cognizant administration agency and/or audit agency, the Contracting Officer shall amend the agreement incorporating the DOE-approved provisional rates for the current period.

  (3) If, during the project period of this agreement, provisional rates have not been established for a particular fiscal year via an agreement amendment, then the Participant shall continue to bill those rates most

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recently approved by the Contracting Officer, until such time as the agreement is amended to reflect the most current approved rates."

4. Part IV, Attachment B, Federal Assistance Budget
Information Form is deleted in its entirety and the attached
Federal Assistance Budget Information Form is substituted in lieu thereof.

5. Part IV, Attachment C, Financial Assistance Reporting
Requirements Checklist is deleted in its entirety and the attached Financial Assistance Reporting Requirements
Checklist is substituted in lieu thereof.

6. Part IV, Attachment D, List of Government Property --
Participant Acquired is deleted in its entirety and the attached List of Government Property -- Participant Acquired is substituted in lieu thereof.

                 [END OF AMENDMENT NO. A013]

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